Exhibit 99.1

IEC ANNOUNCES FISCAL 2021 FIRST QUARTER RESULTS

•REVENUE OF $47.5 MILLION IN THE QUARTER; UP 6.1% YEAR OVER YEAR
•GROSS MARGIN OF 12.1% IN THE QUARTER, UP 40 BASIS POINTS YEAR OVER YEAR
•NET INCOME OF $1.5 MILLION, UP 29.3% YEAR OVER YEAR

Newark, New York, February 3, 2021 - IEC Electronics Corp. (Nasdaq: IEC) today announced results for the fiscal 2021 first quarter ended January 1, 2021 (“fiscal 2021”).

IEC reported revenues of $47.5 million for the first quarter of fiscal 2021, an increase of 6.1% as compared to revenues of $44.7 million for the first quarter of the year ended September 30, 2020 (“fiscal 2020”) and a slight sequential increase as compared to the fourth quarter of fiscal 2020. Gross profit for the first quarter of fiscal 2021 was $5.7 million, or 12.1% of sales, compared to gross profit of $5.2 million, or 11.7% of sales in the first quarter of fiscal 2020, which included the negative impact of a one-time inventory reserve of $1.0 million related to a reorganization at one of the Company’s medical customers. Selling and administrative expenses were $3.5 million in the first quarter of fiscal 2021, a slight increase compared to the first quarter of fiscal 2020, and 7.4% percent of sales for both periods. Operating income was $2.2 million for the first quarter of fiscal 2021, an increase of $0.3 million, or 14.5% when compared to the same quarter in the prior fiscal year.

The Company reported net income of $1.5 million, or $0.15 per basic share and $0.14 per diluted share for the first quarter of fiscal 2021, compared to net income of $1.2 million, or $0.11 per basic and diluted share in the first quarter of fiscal 2020. As previously discussed, adjusted for the impact of a one-time inventory reserve in the first quarter of fiscal 2020, adjusted net income per common share would have been $0.19 per basic share and $0.18 per diluted share. Please see the reconciliation tables included in this release for further information regarding these non-GAAP measures. The Company also reported operating cash usage of $4.9 million during the first quarter of fiscal 2021, as compared to $2.3 million of cash provided by operating activities for the same period in fiscal 2020.

Jeffrey T. Schlarbaum, President and CEO of IEC Electronics Corp. commented, “We delivered a strong start to fiscal 2021, achieving revenue growth, improved gross margin and enhanced profitability. Revenue grew both year over year and sequentially despite employee absenteeism across several of our manufacturing facilities due to COVID-19, largely related to contact tracing precautions rather than positive cases. This resulted in underutilization on the production floor for a portion of the first quarter of fiscal 2021. The post-holiday spike in virus cases appears to be receding, and with workforce attendance returning to normal levels, we expect to see production levels normalize.

“As we move through fiscal 2021, we believe IEC is well-positioned to drive continued organic growth, maintain industry-leading margins and deliver enhanced profitability. Our reputation as a consistent and reliable manufacturing partner for high complexity, life-saving and mission critical products continues to gain traction with customers in the marketplace. Likewise, as a 100% U.S.-based manufacturer with a full suite of vertically integrated production services, we believe we have a competitive advantage in attracting partners from a variety of regulated industries who are looking for the highest levels of intellectual property protection and supply chain management. We believe we are competitively positioned to continue to win new customers and programs and look forward to continuing to grow our leadership position as a provider of highly complex manufacturing solutions.”

Conference Call

IEC will host a conference call today, Wednesday, February 3, 2021 at 10:00 a.m. Eastern Time, to discuss its financial results for the fiscal 2021 first quarter ended January 1, 2021.

The conference call may be accessed in the U.S. and Canada by dialing toll-free (877) 407-9210. International callers may access the call by dialing (201) 689-8049.

Exhibit 99.1
A replay of the teleconference will be available for 30 days after the call and may be accessed domestically by dialing (877) 481-4010 and international callers may dial (919) 882-2331. Callers must enter conference ID: 39521.

To access the live webcast, log onto the IEC website at http://www.iec-electronics.com. The webcast can also be accessed at https://www.webcaster4.com/Webcast/Page/2149/39521. An online replay will be available shortly after the call.

About IEC Electronics

IEC Electronics is a provider of electronic manufacturing services ("EMS") to advanced technology companies that produce life-saving and mission critical products for the medical, industrial, and aerospace and defense sectors. The Company specializes in delivering technical solutions for the custom manufacture of complex full system assemblies by providing on-site analytical testing laboratories, custom design and test engineering services combined with a broad array of manufacturing services encompassing electronics, interconnect solutions, and precision metalworking. As a full service EMS provider, IEC holds all appropriate certifications for the market sectors it supports including ISO 9001:2015, AS9100D, ISO 13485, and is Nadcap accredited. IEC Electronics is headquartered in Newark, NY and also has operations in Rochester, NY and Albuquerque, NM. Additional information about IEC can be found on its web site at www.iec-electronics.com.

Note Regarding Forward-Looking Statements

References in this release to “IEC,” “IEC Electronics,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “appears,” “anticipates,” “could,” “intends,” “targets,” “forecasts,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words or phrases. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: the continued impact of the COVID-19 pandemic on our business, including our supply chain, workforce and customer demand; business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; our ability to control our material, labor and other costs; our dependence on a limited number of major customers and suppliers; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including U.S. Food and Drug Administration regulations; unforeseen product failures and the potential product liability claims that may be associated with such failures; technological, engineering and other start-up issues related to new programs and products; variability and timing of customer requirements; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; the ability to realize the full value of our backlog; the types and mix of sales to our customers; litigation and governmental investigations; intellectual property litigation; variability of our operating results; our ability to maintain effective internal controls over financial reporting; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission.

All forward-looking statements included in this release are made only as of the date indicated or as of the date of this release. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except

Exhibit 99.1
as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events.

Company Contact:
Thomas L. Barbato
Senior Vice President and Chief Financial Officer
IEC Electronics Corp.
(315) 332-4493
tbarbato@iec-electronics.com

Agency Contact:
John Nesbett/Jennifer Belodeau
IMS Investor Relations
(203) 972 - 9200
jnesbett@institutionalms.com

Exhibit 99.1
IEC ELECTRONICS CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
JANUARY 1, 2021 and SEPTEMBER 30, 2020
(unaudited; in thousands, except share and per share data)

	January 1, 2021	September 30, 2020
ASSETS
Current assets:
Cash	$102	$312
Accounts receivable, net of allowance	28,285	30,361
Unbilled contract revenue	11,841	8,773
Inventories	55,695	51,374
Other current assets	2,186	1,757
Total current assets	98,109	92,577

Property, plant and equipment, net	49,868	23,587
Deferred income taxes	4,675	4,840
Operating lease right-of-use assets, net of accumulated amortization	230	260
Other long-term assets	612	1,700
Total assets	$153,494	$122,964

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of operating lease obligation	$62	$61
Current portion of finance lease obligation	1,449	436
Accounts payable	26,652	29,733
Accrued payroll and related expenses	1,563	3,659
Other accrued expenses	553	457
Customer deposits	22,192	19,783
Total current liabilities	52,471	54,129

Long-term debt	32,166	21,476
Long-term operating lease obligation	168	184
Long-term finance lease obligation	26,669	6,616
Other long-term liabilities	1,373	1,404
Total liabilities	112,847	83,809

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value:
500,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value:
Authorized: 50,000,000 shares
Issued: 11,633,521 and 11,556,214 shares, respectively
Outstanding: 10,578,033 and 10,500,726 shares, respectively	106	105
Additional paid-in capital	49,115	49,161
Accumulated deficit	(6,985)	(8,522)
Treasury stock, at cost: 1,055,488 shares	(1,589)	(1,589)
Total stockholders’ equity	40,647	39,155
Total liabilities and stockholders’ equity	$153,494	$122,964

Exhibit 99.1
IEC ELECTRONICS CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED JANUARY 1, 2021 and DECEMBER 27, 2019
(unaudited; in thousands, except share and per share data)

	Three Months Ended
	January 1, 2021	December 27, 2019

Net sales	$47,481	$44,734
Cost of sales	41,741	39,495
Gross profit	5,740	5,239

Selling and administrative expenses	3,519	3,299
Operating profit	2,221	1,940

Interest expense	457	415
Income before income taxes	1,764	1,525

Provision for income taxes	227	336

Net income	$1,537	$1,189

Net income per common share:
Basic	$0.15	$0.11
Diluted	$0.14	$0.11

Weighted average number of shares outstanding:
Basic	10,524,842	10,365,766
Diluted	10,920,866	10,695,977

Exhibit 99.1
IEC ELECTRONICS CORP.
CONDENSED CONSOLIDATED STATEMENTS of CASH FLOWS
THREE MONTHS ENDED JANUARY 1, 2021 and DECEMBER 27, 2019
(unaudited; in thousands)

	Three Months Ended
	January 1, 2021	December 27, 2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,537	$1,189
Non-cash adjustments:
Stock-based compensation	242	152
Depreciation and amortization	1,127	776
Increase in reserve for doubtful accounts	52	28
Increase in inventory reserve and warranty reserve	312	1,063
Deferred tax expense	165	320
Amortization of deferred gain	(29)	(29)
Changes in operating assets and liabilities:
Accounts receivable	2,024	(924)
Unbilled contract revenue	(3,068)	(474)
Inventories	(4,595)	(1,742)
Other current assets	(429)	(611)
Other long-term assets	444	(1)
Accounts payable	(3,994)	1,531
Change in book overdraft position	913	284
Accrued expenses	(2,038)	(1,088)
Customer deposits	2,409	1,869
Net change in lease right-of-use assets and liabilities	15	—
Net cash flows (used in)/provided by operating activities	(4,913)	2,343

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(7,599)	(324)
Net cash flows used in investing activities	(7,599)	(324)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from revolving credit facility	34,122	15,809
Repayments of revolving credit facility	(24,220)	(17,965)
Borrowings under other loan agreements	2,910	—
Repayments under other loan agreements	(2,147)	(343)
Payments under finance lease	(227)	(81)
Proceeds received from lease financing obligation	2,151	415
Proceeds from exercise of stock options	68	130
Proceeds from employee stock plan purchases	45	40
Cash paid for taxes upon vesting of restricted stock	(400)	(24)
Net cash flows provided by/(used in) financing activities	12,302	(2,019)

Net cash change for the period	(210)	—
Cash, beginning of period	312	—
Cash, end of period	$102	$—

Exhibit 99.1
IEC ELECTRONICS CORP.
NON-GAAP FINANCIAL MEASURES RECONCILIATION TABLE
THREE MONTHS ENDED DECEMBER 27, 2019
(unaudited; in thousands, except share and per share data)

Three Months Ended
December 27, 2019
Reconciliation of adjusted gross profit:
Gross profit	$5,239
Non-cash charge (1)	987
Adjusted gross profit	$6,226

Reconciliation of adjusted gross margin:
Gross margin	11.7%
Non-cash charge (1)	2.2%
Adjusted gross margin	13.9%

Reconciliation of adjusted net income:
Net income	$1,189
Non-cash charge (1)	987
Income tax effect (2)	(207)
Adjusted net income	$1,969

Reconciliation of adjusted net income per common share:
Net income per common share, basic	$0.11
Non-cash charge, per common share, net of tax (1)(2)	0.08
Adjusted net income per common share, basic	$0.19

Net income per common share, diluted	$0.11
Non-cash charge, per common share, net of tax (1)(2)	0.07
Adjusted net income per common share, diluted (3)	$0.18

(1) A non-cash charge related to the increase in our excess and obsolete inventory reserve due to a reorganization at a customer of IEC.
(2) The income tax effect related to the non-cash charge was calculated using an effective tax rate of 21%.
(3) Adjusted net income per common share, diluted is calculated based on adjusted net income and reflects the dilutive impact of shares, where applicable, based on adjusted net income.

Non-GAAP Financial Measures

In addition to reporting net income, net income per share basic and diluted, gross profit and gross margin, U.S. generally accepted accounting principle (“GAAP”) measures, we present adjusted net income, adjusted net income per basic and diluted share, adjusted gross profit and adjusted gross margin, which are non-GAAP measures, to reflect the impact of a one-time inventory reserve related to a Chapter 11 reorganization at one of the Company’s customers in the medical sector. The Company’s management believes these non-GAAP measures are important measures of our performance because they allow management, investors and others to evaluate and compare our performance from period to period by removing the impact of the one-time inventory reserve. Adjusted net income, adjusted net income per basic and diluted share, adjusted gross profit and adjusted gross margin, are not measures of financial performance under GAAP and are not calculated through the application of GAAP. As such, they should not be considered as a substitute for the GAAP measures of net income, net income per basic and diluted share, gross profit and gross margin, and therefore, should not be used in isolation of, but in conjunction with, the GAAP measures. These non-GAAP measures may produce results that vary from the GAAP measures and may not be comparable to a similarly titled non-GAAP measure used by other companies.